Exhibit 99.1

Contact: Jane M. Elliott
770-829-8234 Voice
770-829-8267 Fax
For Immediate Release	investor.relations@globalpay.com

Global Payments Reports Second Quarter Earnings

ATLANTA, January 7, 2010 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal second quarter ended November 30, 2009. For the second quarter, revenues grew 12% to $409.0 million compared to $365.9 million in the prior year. Diluted earnings per share from continuing operations grew 25% to $0.71 compared to $0.57 in the prior year (See Schedule 2 for financial results from continuing operations).

Chairman and CEO, Paul R. Garcia, stated, “Despite challenging macroeconomic conditions, we reported solid financial performance this quarter, driven by strong growth in our U.S. ISO channel and continued successful execution in our International businesses.

“Based on our current outlook for continuing operations, we expect fiscal 2010 annual revenue of $1,580 million to $1,615 million, or 8% to 10% growth over fiscal 2009, and we are increasing our fiscal 2010 diluted EPS expectations to $2.35 to $2.46, reflecting 12% to 17% growth over fiscal 2009 EPS,” said Garcia.

As a result of the company’s recently announced divestiture of its Money Transfer business, the company has classified and reported Money Transfer as discontinued operations in its financial statements.

Conference Call

Global Payments will hold a conference call today, January 7, 2010 at 4:30 p.m. EST to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-204-4317 and callers outside North America may dial

—More—

GPN Reports Second Quarter Earnings

January 7, 2010

1-913-312-0963. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through January 21, 2010.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Latin America, Europe, and the Asia-Pacific region. Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. For more information about the company and its services, visit www.globalpaymentsinc.com.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current U.S. economic conditions, including a decline in the value of the U.S. dollar, the impact of the divestiture of the Money Transfer business and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2009	2008	% Change	2009	2008	% Change
Revenues	$408,951	$365,884	12%	$818,882	$734,844	11%

Operating expenses:
Cost of service	144,881	131,144	10%	286,084	250,630	14%
Sales, general and administrative	175,368	156,858	12%	354,853	317,713	12%

	320,249	288,002	11%	640,937	568,343	13%

Operating income	88,702	77,882	14%	177,945	166,501	7%

Other income (expense):
Interest and other income	690	1,936	(64)%	1,380	5,219	(74)%
Interest and other expense	(4,423)	(1,799)	146%	(8,564)	(4,070)	110%

	(3,733)	137	NM	(7,184)	1,149	NM

Income from continuing operations before income taxes	84,969	78,019	9%	170,761	167,650	2%
Provision for income taxes	(23,655)	(20,813)	14%	(49,191)	(47,498)	4%

Income from continuing operations	61,314	57,206	7%	121,570	120,152	1%
Income from discontinued operations, net of tax	4,868	3,040	60%	7,056	5,942	19%

Net income including noncontrolling interests	66,182	60,246	10%	128,626	126,094	2%
Less: Net income attributable to noncontrolling interests, net of tax	(3,347)	(11,339)	(70)%	(7,960)	(19,660)	(60)%

Net income attributable to Global Payments	$62,835	$48,907	28%	$120,666	$106,434	13%

Amounts attributable to Global Payments:
Income from continuing operations	$57,967	$45,867	26%	$113,610	$100,492	13%
Income from discontinued operations, net of tax	4,868	3,040	60%	7,056	5,942	19%

Net income attributable to Global Payments	$62,835	$48,907	28%	$120,666	$106,434	13%

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.71	$0.57	25%	$1.40	$1.26	12%
Income from discontinued operations, net of tax	0.06	0.04	58%	0.09	0.07	17%

Net income	$0.77	$0.61	27%	$1.49	$1.33	12%

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.71	$0.57	25%	$1.39	$1.24	12%
Income from discontinued operations, net of tax	0.05	0.03	67%	0.09	0.07	23%

Net income	$0.76	$0.60	27%	$1.48	$1.31	12%

Weighted average shares outstanding[1]:
Basic	81,236	80,228		80,890	80,037
Diluted	82,188	81,157		81,786	81,147

[1]

Pursuant to the retrospective adoption of FASB guidance on participating securities (ASC 260-10-45-40), basic and diluted weighted average shares outstanding have been increased by 493 and 25, respectively for the three months ended November 30, 2008, and 439 and 29, respectively for the six months ended November 30, 2008.

NM - Not Meaningful

SCHEDULE 2

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2009	2008	% Change	2009	2008	% Change
Revenues	$408,951	$365,884	12%	$818,882	$734,844	11%

Operating expenses:
Cost of service	144,881	131,144	10%	286,084	250,630	14%
Sales, general and administrative	175,368	156,858	12%	354,853	317,713	12%

	320,249	288,002	11%	640,937	568,343	13%

Operating income	88,702	77,882	14%	177,945	166,501	7%

Other income (expense):
Interest and other income	690	1,936	(64)%	1,380	5,219	(74)%
Interest and other expense	(4,423)	(1,799)	146%	(8,564)	(4,070)	110%

	(3,733)	137	NM	(7,184)	1,149	NM

Income from continuing operations before income taxes	84,969	78,019	9%	170,761	167,650	2%
Provision for income taxes	(23,655)	(20,813)	14%	(49,191)	(47,498)	4%

Income from continuing operations including noncontrolling interests	61,314	57,206	7%	121,570	120,152	1%
Less: Net income attributable to noncontrolling interests, net of tax	(3,347)	(11,339)	(70)%	(7,960)	(19,660)	(60)%

Net income from continuing operations attributable to Global Payments	$57,967	$45,867	26%	$113,610	$100,492	13%

Basic earnings per share	$0.71	$0.57	25%	$1.40	$1.26	12%

Diluted earnings per share	$0.71	$0.57	25%	$1.39	$1.24	12%

Weighted average shares outstanding:
Basic	81,236	80,228		80,890	80,037
Diluted	82,188	81,157		81,786	81,147

NM - Not Meaningful

SCHEDULE 3

SEGMENT INFORMATION CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,			Six Months Ended November 30,
	2009	2008	% Change	2009	2008	% Change
Revenues:
United States	$220,934	$192,149	15%	$443,699	$392,845	13%
Canada	78,236	78,633	(1)%	159,461	164,577	(3)%

North America Merchant Services	299,170	270,782	10%	603,160	557,422	8%

Europe	84,143	71,170	18%	164,610	132,772	24%
Asia-Pacific	25,638	23,932	7%	51,112	44,650	14%

International Merchant Services	109,781	95,102	15%	215,722	177,422	22%

Total Revenues	$408,951	$365,884	12%	$818,882	$734,844	11%

Operating Income:
North America Merchant Services	$73,643	$72,431	2%	$149,564	$155,500	(4)%
International Merchant Services	30,750	20,963	47%	59,499	41,365	44%
Corporate	(15,691)	(15,512)	1%	(31,118)	(30,364)	2%

Operating Income	$88,702	$77,882	14%	$177,945	$166,501	7%

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	November 30, 2009	May 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$1,090,847	$426,935
Accounts receivable, net of allowances for doubtful accounts of $337 and $553, respectively	131,690	122,831
Claims receivable, net of allowance for losses of $4,150 and $4,026, respectively	833	607
Settlement processing assets	8,657	6,675
Inventory, net of obsolescence reserves of $761 and $653, respectively	12,858	5,914
Deferred income taxes	2,591	3,789
Assets of discontinued operations	123,351	—
Prepaid expenses and other current assets	20,267	28,437

Total current assets	1,391,094	595,188

Property and equipment, net of accumulated depreciation of $118,170 and $121,189, respectively	174,692	176,226
Goodwill	599,872	625,120
Other intangible assets, net of accumulated amortization of $132,442 and $189,560, respectively	225,211	258,094
Deferred income taxes	95,733	—
Other	23,246	22,193

Total assets	$2,509,848	$1,676,821

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Lines of credit	$9,823	$10,174
Notes payable - current portion	109,138	29,393
Payables to money transfer beneficiaries	—	12,343
Accounts payable and accrued liabilities	169,417	167,700
Settlement processing obligations	732,023	106,934
Liabilities of discontinued operations	23,437	—
Income taxes payable	8,171	9,633

Total current liabilities	1,052,009	336,177

Notes payable	341,978	167,610
Deferred income taxes	62,112	76,405
Other long-term liabilities	25,125	19,009

Total liabilities	1,481,224	599,201

Commitments and contingencies

Redeemable noncontrolling interest	96,613	399,377

Shareholders’ equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 81,473,144 and 80,445,009 shares issued and outstanding at November 30, 2009 and May 31, 2009, respectively	—	—
Paid-in capital	434,728	405,241
Retained earnings	467,476	273,090
Accumulated other comprehensive income	19,203	(10,901)

Total Global Payments Inc. shareholders’ equity	921,407	667,430

Noncontrolling interest	10,604	10,813

Total equity	932,011	678,243

Total liabilities and equity	$2,509,848	$1,676,821

Presentation of prior year amounts have been adjusted to retrospectively conform with FASB guidance on noncontrolling interests.

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Six Months Ended November 30,
	2009	2008
Cash flows from operating activities:
Net income including noncontrolling interests	$128,626	$126,094
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	17,441	19,446
Amortization of acquired intangibles	16,264	15,654
Share-based compensation expense	7,433	7,154
Provision for operating losses and bad debts	13,152	11,814
Deferred income taxes	(18,091)	467
Estimated loss on disposal of discontinued operations	15,850	—
Other, net	(151)	349
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(7,869)	(13,210)
Claims receivable	(8,052)	(9,872)
Settlement processing assets and obligations, net	617,802	36,994
Inventory	(7,274)	(1,184)
Prepaid expenses and other assets	2,299	4,263
Payables to money transfer beneficiaries	(5,082)	2,968
Accounts payable and accrued liabilities	13,642	(1,461)
Income taxes payable	(768)	1,021

Net cash provided by operating activities	785,222	200,497

Cash flows from investing activities:
Business and intangible asset acquisitions	(17,059)	(454,265)
Capital expenditures	(20,677)	(17,396)
Net increase in financing receivables	(501)	—
Proceeds from sale of investment and contractual rights	253	6,956

Net cash used in investing activities	(37,984)	(464,705)

Cash flows from financing activities:
Net (repayments) borrowings on lines of credit	(351)	5,047
Proceeds from issuance of notes payable	302,487	200,000
Acquisition of redeemable noncontrolling interests	(307,675)	—
Principal payments under notes payable	(49,509)	(5,000)
Proceeds from stock issued under share-based compensation plans	18,017	6,420
Tax benefit from share-based compensation plans	4,037	1,749
Dividends paid	(3,245)	(3,210)
Contribution from noncontrolling interest holder	—	358
Distribution to noncontrolling interests	(16,258)	(11,718)

Net cash (used in) provided by financing activities	(52,497)	193,646

Effect of exchange rate changes on cash	6,522	(29,264)

Increase (decrease) in cash and cash equivalents	701,263	(99,826)
Cash and cash equivalents, beginning of period	426,935	456,060
Cash and cash equivalents of discontinued operations	(37,351)	—

Cash and cash equivalents, end of period	$1,090,847	$356,234

Presentation of prior year amounts have been adjusted to retrospectively conform with FASB guidance on noncontrolling interests.

SCHEDULE 6

CONSTANT CURRENCY SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Q2 FY10 Actual	% change Q2 FY09	YTDFY10 Actual	% change YTD FY09
Fiscal 2010 Revenues
Constant currency[1]	$404	11%	$835	14%
Foreign currency impact[2]	5	1%	(16)	(3)%

Revenues from continuing operations	$409	12%	$819	11%

Fiscal 2010 Diluted Earnings Per Share
Constant currency[1]	$0.68	20%	$1.43	15%
Foreign currency impact[2]	0.03	5%	(0.04)	(3)%

Diluted EPS from continuing operations	$0.71	25%	$1.39	12%

We supplemented our reporting of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share for fiscal 2010 on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2010 actual revenues and expenses at fiscal 2009 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

[1]	Reflects current period results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
[2]	Reflects the impact of changes in foreign currency rates from the comparable prior year period.

SCHEDULE 7

RECONCILIATION OF CONTINUING OPERATIONS TO FISCAL YEAR 2009

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

For Year Ended May 31, (in millions, except per share data)	2009 Actual	2010 Expectations		2010 Growth Rates
	(Unaudited)
Revenues	$1,602	$1,705	$1,740	6%	9%
Money Transfer - discontinued operations	139	125	125	(10)%	(10)%

Adjusted Revenues	$1,463	$1,580	$1,615	8%	10%

Diluted earnings per share as previously reported	$0.46	—	—	—	—
Diluted loss per share as a result of impairment - discontinued ops[1]	$1.77	—	—	—	—

Normalized diluted earnings per share	$2.23	$2.47	$2.58	11%	16%
Normalized earnings from Money Transfer - discontinued operations	0.13	0.12	0.12	(8)%	(8)%

Diluted earnings from continuing operations per share	$2.10	$2.35	$2.46	12%	17%

As a result of the agreement to sell the money transfer businesses, ASC 205-20, Discontinued Operations requires classification of the money transfer businesses as held for sale and the results of operations as discontinued. Previously reported results will be reclassified in future financial statements. The earnings per share calculation above reflects this reclassification.

1 Impairment charges consist of goodwill and other intangible asset impairments in the Money Transfer segment. Also reflects the related income tax benefit and share dilution. This impairment will be included in discontinued operations along with the earnings from Money Transfer for a GAAP diluted loss from discontinued operations per share of $1.64.